Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 13:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Commitments:

1.	Royalty commitments:

Under the Company’s research and development agreements with the Office of the Chief Scientist (“OCS”) and pursuant to applicable laws, the Company is required to pay royalties at the rate of 3.5% of sales of products developed with funds provided by the OCS, up to an amount equal to 100% of the research and development grants (dollar-linked) received from the OCS. The obligation to pay these royalties is contingent upon actual sales of the products. Royalties payable with respect to grants received under programs approved by the OCS after January 1, 1999, are subject to interest on the U.S. dollar-linked value of the total grants received at the annual rate of LIBOR applicable to dollar deposits at the time the grants are received. No grants were received since 2007.As of December 31, 2018, the Company has an outstanding contingent obligation to pay royalties to the OCS, including interest, in the amount of approximately $ 3,779, with respect to the grants. Since year 2012, the developed software for which the grant was received is no longer being sold and is not expected to be sold in the future, accordingly no royalty expenses were recorded during the respective years, and the Company anticipates that no royalties will be paid in the future.

2.	The facilities of the Company are rented under operating lease agreements that expire on various dates ending in 2023, some with options until the year 2028. Minimum future rental payments are:

2019	177
2020	177
2021	119
2022	27
2023	27
$527

The Company’s motor vehicles are leased under various operating lease agreements. The lease agreements for the motor vehicles expire on various dates ending in 2021. Minimum future lease payments are:

2019	220
2020	94
2021	23
$337

The Company has pre-paid the last instalments in the amount of $82 for each of the motor vehicles as a deposit. These amounts are classified in the long term assets.

Lease expenses for the facilities occupied by the Company and the Company’s motor vehicles in years 2018, 2017 and 2016 amounted to $550, $ 515 and $ 417, respectively.

3.	Litigation:

The Company is not a party to any legal proceedings.

On December 4, 2018 the lessors of the Company’s facilities in Rishon Lezion filed a claim against the Company in the amount of NIS 1,800,000 (approximately $500,000). The Company was the previous owner of these facilities and had sold them to the Lessor in May 2013. The plaintiffs claim the Company misrepresented the physical status of the sold premises. The Company rejects the claim and has filed a counterclaim of NIS 850,000 (approximately $222,000) alleging breaches by the lessors of the lease agreement.

On April 9, 2017 D.D. Goldstein Properties and Investments Ltd., a shareholder of the Company (the “Plaintiff”) filed a claim against the Company’s Chairman Yosi Lahad, the Company’s Co-CEO, Yuval Viner, the Company’s Co-CEO and CFO, Eyal Cohen and Ms. Gabriela Jacobs, an (indirect) shareholder of the Company.

On February 17, 2019 the parties reached a settlement agreement, which received court approval, pursuant to which the claim was dismissed against a certain payment to the Plaintiff. The payment was made by the Company’s insurance company, and the Company contributed the deductible in the amount of $35,000.